EXHIBIT 99.2
EXXON MOBIL CORPORATION

1Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 6)

Net Income (U.S. GAAP), $M	1Q04	4Q03	3Q03	2Q03	1Q03
Upstream
United States	1,154	856	883	907	1,259
Non-U.S.	2,859	2,413	1,819	1,931	4,434
Total	4,013	3,269	2,702	2,838	5,693
Downstream
United States	392	384	371	419	174
Non-U.S.	612	352	540	727	549
Total	1,004	736	911	1,146	723
Chemical
United States	118	212	25	128	16
Non-U.S.	446	264	205	311	271
Total	564	476	230	439	287

Corporate and financing	(141)	2169	(193)	(253)	(213)
Income before accounting change	5,440	6,650	3,650	4,170	6,490
Accounting change	0	0	0	0	550
Net income (U.S. GAAP)	5,440	6,650	3,650	4,170	7,040
Net income per common share (U.S. GAAP)	0.83	1.01	0.55	0.63	1.05
Net income per common share
- assuming dilution (U.S. GAAP)	0.83	1.01	0.55	0.62	1.05

Accounting Change and Other Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	1,700
Total	0	0	0	0	1,700
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	2,230	0	0	0
Accounting change	0	0	0	0	550
Corporate total	0	2,230	0	0	2,250

Earnings Excluding Accounting Change and Other Special Items $M
Upstream
United States	1,154	856	883	907	1,259
Non-U.S.	2,859	2,413	1,819	1,931	2,734
Total	4,013	3,269	2,702	2,838	3,993
Downstream
United States	392	384	371	419	174
Non-U.S.	612	352	540	727	549
Total	1,004	736	911	1,146	723
Chemical
United States	118	212	25	128	16
Non-U.S.	446	264	205	311	271
Total	564	476	230	439	287

Corporate and financing	(141)	(61)	(193)	(253)	(213)
Corporate total	5,440	4,420	3,650	4,170	4,790
EPS excluding Accounting Change and Other Special Items
- assuming dilution	0.83	0.68	0.55	0.62	0.71

EXXON MOBIL CORPORATION

1Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 6)

Supplemental Information (continued)

Net production of crude oil and	1Q04	4Q03	3Q03	2Q03	1Q03
natural gas liquids, kbd
United States	598	607	595	603	633
Canada	369	364	370	372	347
Europe	607	589	541	565	621
Asia-Pacific	216	236	241	241	232
Africa	543	500	456	399	414
Other Non-U.S.	302	299	282	297	257
Total liquids production	2,635	2,595	2,485	2,477	2,504

Natural gas production available
for sale, mcfd
United States	2,051	2,038	2,179	2,362	2,408
Canada	1,009	994	943	906	931
Europe	6,027	5,467	2,711	3,524	6,321
Asia-Pacific	1,591	1,711	1,860	1,890	1,752
Other Non-U.S.	789	648	630	601	634
Total natural gas production available for sale	11,467	10,858	8,323	9,283	12,046

Total worldwide liquids and gas production, koebd	4,546	4,405	3,872	4,024	4,512

Refinery throughput, kbd
United States	1,781	1,874	1,850	1,815	1,683
Canada	478	445	451	459	447
Europe	1,616	1,626	1,598	1,573	1,464
Asia-Pacific	1,412	1,345	1,364	1,347	1,506
Other Non-U.S.	309	313	292	297	290
Total refinery throughput	5,596	5,603	5,555	5,491	5,390

Petroleum product sales, kbd
United States	2,758	2,912	2,722	2,706	2,573
Canada	615	622	591	580	613
Europe	2,128	2,102	2,092	2,064	1,986
Asia-Pacific	1,682	1,693	1,637	1,566	1,805
Other Non-U.S.	899	908	889	879	882
Total petroleum product sales	8,082	8,237	7,931	7,795	7,859

Gasolines, naphthas	3,157	3,342	3,308	3,263	3,035
Heating oils, kerosene, diesel	2,651	2,568	2,360	2,284	2,517
Aviation fuels	659	673	672	643	660
Heavy fuels	642	662	622	623	640
Specialty products	973	992	969	982	1,007
Total petroleum product sales	8,082	8,237	7,931	7,795	7,859

Chemical product revenue, $M
United States	$2,938	$2,448	$2,630	$2,486	$2,599
Non-U.S.	4,464	4,036	3,594	3,629	3,831
Total chemical product revenue	$7,402	$6,484	$6,224	$6,115	$6,430

Chemical prime product sales, kt
United States	2,803	2,717	2,664	2,509	2,850
Non-U.S.	3,989	3,975	3,996	3,826	4,030
Total chemical prime product sales	6,792	6,692	6,660	6,335	6,880

EXXON MOBIL CORPORATION

1Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 6)

Supplemental Information (continued)

Average Realization Data	1Q04	4Q03	3Q03	2Q03	1Q03
United States
ExxonMobil
Crude ($/B)	31.14	26.73	25.70	23.81	29.33
Natural Gas ($/kCF)	5.51	4.59	4.92	5.22	6.19

Benchmarks
WTI ($/B)	35.23	31.16	30.18	29.02	34.06
ANS-WC ($/B)	34.14	29.44	28.83	27.05	33.23
Henry Hub ($/MBTU)	5.69	4.58	4.97	5.40	6.58

Non-U.S.
ExxonMobil
Crude ($/B)	30.50	28.11	27.25	25.39	30.65
Natural Gas ($/kCF)	4.43	4.08	3.52	3.75	4.04
European NG ($/kCF)	4.57	4.38	3.64	3.92	4.03

Benchmarks
Brent ($/B)	31.95	29.41	28.41	26.03	31.51

Capital and Exploration Expenditures, $M
Upstream
United States	455	571	539	526	489
Non-U.S.	2,249	2,733	2,440	2,395	2,295
Total	2,704	3,304	2,979	2,921	2,784
Downstream
United States	202	291	312	333	308
Non-U.S.	308	528	356	380	273
Total	510	819	668	713	581
Chemical and Administrative
United States	97	133	94	107	63
Non-U.S.	90	104	97	90	68
Total	187	237	191	197	131

Total Capital and Exploration Expenditures	3,401	4,360	3,838	3,831	3,496

Exploration Expense Charged to Income, $M
Consolidated - United States	39	144	38	39	35
- Non-U.S.	131	306	184	138	107
Non-consolidated - ExxonMobil share - United States	0	0	0	1	0
- Non-U.S.	4	6	3	4	12

Total Exploration Expense Charged to Income	174	456	225	182	154

Effective Income Tax Rate, %	41.8%	31.4%	40.3%	39.8%	36.4%

Common Shares Outstanding (millions)
At quarter end	6,540	6,568	6,610	6,652	6,679
Average	6,544	6,580	6,619	6,654	6,683
Average - assuming dilution	6,582	6,612	6,652	6,687	6,714

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	10.1	6.8	5.7	7.3	8.7
Sales of subsidiaries, investments and PP&E	0.5	0.5	0.2	0.3	1.3
Cash flows from operations and asset sales	10.6	7.3	5.9	7.6	10.0

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the first quarter of 2004. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION

1Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 6)

Upstream Earnings Reconciliations

Upstream Earnings

Upstream 1Q04 vs. 1Q03
$B
4.0
3.0
2.0
1.0
0.0
3,993
10
130
(120)
4,013
1Q03
Realization
Volume
Other
1Q04

Upstream 1Q04 vs. 4Q03
$B
4.0
3.0
2.0
1.0
0.0
3,269
540
10
190
4,013
4Q03
Realization
Volume
Other
1Q04

$M	1Q03	1Q04	1Q04 vs. 1Q03	4Q03	1Q04	1Q04 vs. 4Q03
U.S.	1,259	1,154	-105	856	1,154	+298
Non-U.S.	2,734	2,859	+125	2,413	2,859	+446
Total	3,993	4,013	+20	3,269	4,013	+744

Note: Earnings excluding accounting change and other special items

ExxonMobil

EXXON MOBIL CORPORATION

1Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 6)

Downstream Earnings Reconciliations

Downstream Earnings

Downstream 1Q04 vs. 1Q03

$M
1,200
1,000
800
600
400
200
0
723
200
10
70
1004
1Q03
Margin
Volume
Other
1Q04

Downstream 1Q04 vs. 4Q03

$M
1,200
1,000
800
600
400
200
0
736
330
(10)
(50)
1004
4Q03
Margin
Volume
Other
1Q04

$M	1Q03	1Q04	1Q04 vs. 1Q03	4Q03	1Q04	1Q04 vs. 4Q03
U.S.	174	392	+218	384	392	+8
Non-U.S.	549	612	+63	352	612	+260
Total	723	1,004	+281	736	1,004	+268

Note: Earnings excluding accounting change and other special items

ExxonMobil

EXXON MOBIL CORPORATION

1Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 6)

Chemical Earnings Reconciliations

Chemical Earnings

Chemical 1Q04 vs. 1Q03

$M
600
500
400
300
200
100
0
287
180
20
80
564
1Q03
Margin
Volume
Other
1Q04

Chemical 1Q04 vs. 4Q03

$M
600
500
400
300
200
100
0
476
30
60
~ 0
564
4Q03
Margin
Volume
Other
1Q04

$M	1Q03	1Q04	1Q04 vs. 1Q03	4Q03	1Q04	1Q04 vs. 4Q03
U.S.	16	118	+102	212	118	-94
Non-U.S.	271	446	+175	264	446	+182
Total	287	564	+277	476	564	+88

Note: Earnings excluding accounting change and other special items

ExxonMobil